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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2002



                              Wolverine Tube, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-12164                   63-0970812
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification
      Incorporation)                                                 No.)


                       200 Clinton Avenue West, Suite 1000
                            Huntsville, Alabama 35801
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (256) 890-0460
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         Wolverine Tube, Inc. is filing a copy of its press release dated March 28, 2002.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

 99.1    Wolverine Tube, Inc. press release dated March 28, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WOLVERINE TUBE, INC.


Date:  April 16, 2002           By:  /s/ James E. Deason
                                     -------------------
                                      James E. Deason
                                      Executive Vice President, Chief Financial
                                      Officer, Secretary and Director


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                                  EXHIBIT INDEX

 Exhibit Number                      Description of Exhibit

     99.1            Wolverine Tube, Inc. press release dated March 28, 2002.






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